                                                                      EXHIBIT 99


FOR IMMEDIATE RELEASE                Investor Contact: David Tucker 281-406-2370
August 3, 2004


                 PARKER DRILLING REPORTS SECOND QUARTER RESULTS

HOUSTON - For the quarter ended June 30, 2004, Parker Drilling Company (NYSE:
PKD) today reported revenues of $87.9 million and a net loss of $13.5 million, or $0.14 per share, compared to a net loss of $74.4 million or $0.80 per share on revenues of $79.7 million for the second quarter of 2003. The loss from continuing operations for the second quarter of 2004 was $16.0 million or $0.17 per share compared to a loss from continuing operations of $16.4 million or $0.18 per share for the second quarter of 2003.

Included in the second quarter loss were non-routine costs totaling $10.3 million or $0.11 per share. Reported earnings for both current year and prior year reflect a reclassification of Latin America Operations from discontinued operations to continuing operations, due primarily to the Company obtaining a new contract in Mexico utilizing seven of the rigs previously classified as discontinued operations. The reclassification resulted in an impairment of $5.1 million during the second quarter of 2004. In addition, the Company also incurred other non-routine costs including personnel severance costs, an adjustment to a life insurance asset and an additional Value Added Tax assessment in Nigeria.

For the first six months of 2004, Parker Drilling reported revenues of $178.8 million and a net loss of $18.4 million or $0.20 per share. For the first six months of 2003, Parker Drilling reported revenues of $164.2 million and a net loss of $90.6 million or $0.98 per share, which included a $54.0 million or $0.58 per share impairment for assets held for sale. The loss from continuing operations for the first six months of 2004 was $23.6 million or $0.25 per share compared to a loss from continuing operations of $28.5 million or $0.31 per share for the first six months of 2003.

Second quarter average utilization of international land rigs rose to 43 percent from 41 percent during the first quarter of 2004, a significant increase from the 25 percent reported for the second quarter of 2003. International land rig utilization reflects a reclassification of Latin America Operations from discontinued operations to continuing operations. Average utilization of Parker Drilling's Gulf of Mexico barge rigs also increased during the second quarter of 2004 to 60 percent, compared to an average utilization of 56 percent in the first quarter of 2004 and 55 percent for the second quarter of 2003. Current utilization has since increased to 70 percent for the Gulf of Mexico barge rigs. Quarterly utilization information can be accessed in the section entitled "Rig Utilization" on the Parker Web site, referenced below.

Capital expenditures for the six months ended June 30, 2004, were $15.7 million. Total debt was $525.8 million at June 30, 2004, and the Company's cash balance was $42.3 million.

Parker has scheduled a conference call at 10 a.m. CDT (11 a.m. EDT) August 3, 2004 to discuss second quarter 2004 results. Those interested in participating in the call may dial in at (303) 262-2175.

The conference call replay can be accessed from noon CDT August 3, 2004, until 6 p.m. CDT August 10, 2004, by dialing (303) 590-3000 and using the access code 11002920#. Alternatively, the call can be accessed live through the Parker Web site at http://www.parkerdrilling.com. An archive of the call will be available on the Web for 12 months.

This release contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Acts. All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, the outlook for rig utilization and dayrates, general industry conditions including bidding activity, future operating results of the Company's rigs and rental tool operations, capital expenditures, expansion and growth opportunities, asset sales and other such matters, are forward-looking statements. Although the Company believes that its expectations stated in this release are based on reasonable assumptions, actual results may differ from those expressed or implied in the forward-looking statements. For a more detailed discussion of risk factors, please refer to the Company's reports filed with the SEC, and in particular, the report on Form 10-K for the year ended December 31, 2003. Each forward-looking statement speaks only as of the date of this release, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                 Consolidated Condensed Statements of Operations
                                   (Unaudited)

                                                                   Three Months Ended               Six Months Ended
                                                                        June 30,                        June 30,
                                                              ----------------------------    ----------------------------
                                                                  2004            2003            2004            2003
                                                              ------------    ------------    ------------    ------------
                                                                                   (Dollars in Thousands)
DRILLING AND RENTAL REVENUES
  U.S. Drilling                                               $     20,662    $     18,076    $     40,421    $     35,721
  International Drilling                                            50,515          47,890         106,552         102,144
  Rental Tools                                                      16,704          13,699          31,807          26,312
                                                              ------------    ------------    ------------    ------------
TOTAL DRILLING AND RENTAL REVENUES                                  87,881          79,665         178,780         164,177
                                                              ------------    ------------    ------------    ------------
DRILLING AND RENTAL OPERATING EXPENSES
  U.S. Drilling                                                     12,506          13,403          25,197          25,502
  International Drilling                                            38,503          36,385          78,394          74,055
  Rental Tools                                                       6,712           5,592          13,325          11,008
  Depreciation and Amortization                                     16,544          19,592          32,793          39,130
                                                              ------------    ------------    ------------    ------------
TOTAL DRILLING AND RENTAL OPERATING EXPENSES                        74,265          74,972         149,709         149,695
                                                              ------------    ------------    ------------    ------------
DRILLING AND RENTAL OPERATING INCOME                                13,616           4,693          29,071          14,482
                                                              ------------    ------------    ------------    ------------
Construction Contract Revenue                                         --             3,703            --             5,969
Construction Contract Expense                                         --             2,703            --             4,969
                                                              ------------    ------------    ------------    ------------
NET CONSTRUCTION CONTRACT OPERATING INCOME                            --             1,000            --             1,000
                                                              ------------    ------------    ------------    ------------
General and Administrative Expense                                  (6,992)         (5,321)        (13,034)        (10,406)
Provision for Reduction in Carrying Value of Certain Assets         (6,558)           --            (6,558)           --
Gain on Disposition of Assets, Net                                     346             135           1,069             811
                                                              ------------    ------------    ------------    ------------
TOTAL OPERATING INCOME                                                 412             507          10,548           5,887
                                                              ------------    ------------    ------------    ------------
OTHER INCOME AND (EXPENSE)
  Interest Expense                                                 (13,468)        (13,305)        (26,875)        (26,749)
  Loss on Extinguishment of Debt                                      (262)           --              (578)           --
  Other Income (Expense) - Net                                         713             773             755           1,133
                                                              ------------    ------------    ------------    ------------
TOTAL OTHER INCOME AND (EXPENSE)                                   (13,017)        (12,532)        (26,698)        (25,616)
                                                              ------------    ------------    ------------    ------------
LOSS BEFORE INCOME TAXES                                           (12,605)        (12,025)        (16,150)        (19,729)

Income Tax Expense                                                   3,417           4,404           7,466           8,754
                                                              ------------    ------------    ------------    ------------
LOSS FROM CONTINUING OPERATIONS                                    (16,022)        (16,429)        (23,616)        (28,483)
Discontinued Operations, Net of Taxes                                2,497         (57,979)          5,227         (62,126)
                                                              ------------    ------------    ------------    ------------
NET LOSS                                                      $    (13,525)   $    (74,408)   $    (18,389)   $    (90,609)
                                                              ============    ============    ============    ============
EARNINGS (LOSS) PER SHARE - BASIC AND DILUTED
  Loss From Continuing Operations                             $      (0.17)   $      (0.18)   $      (0.25)   $      (0.31)
  Discontinued Operations, Net of Taxes                       $       0.03    $      (0.62)   $       0.05    $      (0.67)
  Net Loss                                                    $      (0.14)   $      (0.80)   $      (0.20)   $      (0.98)

AVERAGE COMMON SHARES OUTSTANDING
  Basic and Diluted                                             94,029,536      93,011,361      93,812,055      92,929,914

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                      Consolidated Condensed Balance Sheets
                                   (Unaudited)

                                                     June 30,       December 31,
                                                       2004            2003
                                                     --------       ------------
                                                        (Dollars in Thousands)
                        ASSETS
CURRENT ASSETS
  Cash and Cash Equivalents                          $ 42,271         $ 67,765
  Accounts and Notes Receivable, Net                   93,769           89,050
  Rig Materials and Supplies                           17,751           13,627
  Other Current Assets                                 10,895            2,466
                                                     --------         --------
    TOTAL CURRENT ASSETS                              164,686          172,908
                                                     --------         --------
PROPERTY, PLANT AND EQUIPMENT, NET                    406,123          387,664

ASSETS HELD FOR SALE                                   72,171          150,370

OTHER ASSETS
  Goodwill                                            114,398          114,398
  Other Assets                                         25,492           22,292
                                                     --------         --------
    TOTAL OTHER ASSETS                                139,890          136,690
                                                     --------         --------
TOTAL ASSETS                                         $782,870         $847,632
                                                     ========         ========

         LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Current Portion of Long-Term Debt                  $ 14,490         $ 60,225
  Accounts Payable and Accrued Liabilities             72,345           68,404
                                                     --------         --------
    TOTAL CURRENT LIABILITIES                          86,835          128,629
                                                     --------         --------

LONG-TERM DEBT                                        511,333          511,400

DISCONTINUED OPERATIONS                                 1,679            6,421

OTHER LIABILITIES                                       7,458            8,379

STOCKHOLDERS' EQUITY                                  175,565          192,803

                                                     --------         --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $782,870         $847,632
                                                     ========         ========

Current Ratio                                            1.90             1.34

Total Long Term Debt as a % of capitalization              74%              73%

Book Value per common share                          $   1.86         $   2.05

                  PARKER DRILLING COMPANY AND SUBSIDIARIES
                           Selected Financial Data
                                 (Unaudited)

                                                                                    THREE MONTHS ENDED
                                                                        -------------------------------------------
                                                                                JUNE 30,                  MARCH 31,
                                                                        -------------------------         --------
                                                                          2004             2003             2004
                                                                        --------         --------         --------
                                                                                   (Dollars in Thousands)
DRILLING AND RENTAL REVENUES
  U.S. Drilling                                                         $ 20,662         $ 18,076         $ 19,759
  International Land Drilling                                             41,120           29,477           44,486
  International Offshore Drilling                                          9,395           18,413           11,551
  Rental Tools                                                            16,704           13,699           15,103
                                                                        --------         --------         --------
    Total Drilling and Rental Revenues                                    87,881           79,665           90,899
                                                                        --------         --------         --------
DRILLING AND RENTAL OPERATING EXPENSES
  U.S. Drilling                                                           12,506           13,403           12,691
  International Land Drilling                                             26,781           22,415           29,748
  International Offshore Drilling                                         11,722           13,970           10,143
  Rental Tools                                                             6,712            5,592            6,613
                                                                        --------         --------         --------
    Drilling and Rental Operating Expenses                                57,721           55,380           59,195
                                                                        --------         --------         --------
DRILLING AND RENTAL OPERATING INCOME
  U.S. Drilling                                                            8,156            4,673            7,068
  International Land Drilling                                             14,339            7,062           14,738
  International Offshore Drilling                                         (2,327)           4,443            1,408
  Rental Tools                                                             9,992            8,107            8,490
  Depreciation and Amortization                                          (16,544)         (19,592)         (16,249)
                                                                        --------         --------         --------
    Total Drilling and Rental Operating Income                            13,616            4,693           15,455

  Net Construction Contract Operating Income                                --              1,000             --
  General and Administrative Expense                                      (6,992)          (5,321)          (6,042)
  Provision for Reduction in Carrying Value of Certain Assets             (6,558)            --               --
  Gain on Disposition of Assets, Net                                         346              135              723
                                                                        --------         --------         --------
TOTAL OPERATING INCOME FROM CONTINUING OPERATIONS                       $    412         $    507         $ 10,136
                                                                        ========         ========         ========


                          Marketable Rig Count Summary
                               As of June 30, 2004

                                                                                                           TOTAL
                                                                                                         ---------
U.S. Gulf of Mexico Barge Rigs
  Workover                                                                                                    7
  Intermediate                                                                                                5
  Deep                                                                                                        8
                                                                                                            ---
Total U.S. Gulf of Mexico Barge Rigs                                                                         20
                                                                                                            ---
International Land Rigs
  Asia Pacific                                                                                               12
  Africa/Middle East                                                                                          2
  Latin America                                                                                              16
  CIS                                                                                                         8
                                                                                                            ---
    Total International Land Rigs                                                                            38

International Barge Rigs
  Mexico                                                                                                      1
  Nigeria                                                                                                     4
  Caspian Sea                                                                                                 1
                                                                                                            ---
    Total International Barge Rigs                                                                            6
                                                                                                            ---
Total International Rigs                                                                                     44
                                                                                                            ---
Rigs Held for Sale
  U.S. Gulf of Mexico Platform Rigs                                                                           4
  U.S. Gulf of Mexico Jackup Rigs                                                                             6
                                                                                                            ---
Total Rigs Held for Sale (a)                                                                                 10
                                                                                                            ---
    Total Marketable Rigs                                                                                    74
                                                                                                            ===

(a) As of August 2, 2004 four platform rigs and five jackup rigs were sold.